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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 13, 2002




                        THE DUN & BRADSTREET CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                        001-15967                 22-3725387
-------------                       ----------                -----------
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


One Diamond Hill Road, Murray Hill, NJ                                  07974
--------------------------------------                                --------
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (908) 665-5000


         (Former name or former address, if changed since last report.)
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Item 9.       Regulation FD Disclosure.

         The information in this Current Report is being furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


     On August 13, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, The Dun & Bradstreet Corporation (the "Company"), delivered to the Securities and Exchange Commission (the "Commission") sworn statements of Allan Z. Loren, the Company's Chief Executive Officer (principal executive officer), and Sara Mathew, the Company's Chief Financial Officer (principal financial officer), both in the form of Exhibit A to the Order. The text of each of these sworn statements is set forth below.

     On August 13, 2002, the Company filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Allan Z. Loren, the Company's Chief Executive Officer (chief executive officer), and Sara Mathew, the Company's Chief Financial Officer (chief financial officer), required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below.


             A. STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Allan Z. Loren, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Dun & Bradstreet Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K for the year ended December 31, 2001, dated March 4, 2002, of The Dun & Bradstreet Corporation;

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Dun & Bradstreet Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o    Any amendments to any of the foregoing.


  /s/ Allan Z. Loren
  ---------------------------------------------------
  Allan Z. Loren
  Chief Executive Officer

  August 13, 2002
                                                          Subscribed and sworn
                                                          to before me this 13th
                                                          day of August 2002.

                                                          /s/Jan Borkowski
                                                          Notary Public

                                                          My Commission Expires:
                                                          April 4, 2007


             B. STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Sara Mathew, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Dun & Bradstreet Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K for the year ended December 31, 2001, dated March 4, 2002, of The Dun & Bradstreet Corporation;

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Dun & Bradstreet Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o    Any amendments to any of the foregoing.


  /s/Sara Mathew
  -----------------------
  Sara Mathew
  Chief Financial Officer

  August 13, 2002
                                                          Subscribed and sworn
                                                          to before me this 13
                                                          day of August 2002.

                                                          /s/P. Chandra Sekar
                                                        ----------------------
                                                          Notary Public



                                                          My Commission Expires:
                                                          November 28, 2005






    C.                     CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ Allan Z. Loren
  ---------------------------------------------------
  Allan Z. Loren
  Chief Executive Officer


August 13, 2002


     D.                     CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Sara Mathew
--------------------------------------------
Sara Mathew
Chief Financial Officer

August 13, 2002







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          The Dun & Bradstreet Corporation
                                          By /s/David J. Lewinter
                                          ---------------------------------
                                          David J. Lewinter
                                          Senior Vice President, General Counsel
                                          & Corporate Secretary



DATE: August 13, 2002